EXHIBIT 99.1



                           SUN HEALTHCARE GROUP, INC.

                          Summary Financial Projections

                              Dated August 27, 1999

     The following information is a summary of projections of the Company's financial performance, on a consolidated basis, for the years ended December 31, 1999, 2000, 2001, 2002 and 2003 (the "August Summary Projections"). The August Summary Projections were prepared as of August 27, 1999 and have not been updated since that date. The August Summary Projections, although presented with numerical specificity, were based on a large number of estimates and assumptions, some of which may no longer be accurate. Although the Company considered these estimates and assumptions to be reasonable when taken as a whole on August 27, 1999, they are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies beyond the control of the Company. For example, because of a significant increase in the number and size of professional liability claims which the nursing home industry has been experiencing, the Company has learned that it should expect a multimillion dollar increase in its professional liability insurance premiums as early as the year 2000. This increase was not included in the August Summary Projections below, and likewise any additional information that the Company has learned subsequent to August 27, 1999 was not included in the August Summary Projections.

     Forecasts and projections are necessarily speculative in nature, and it can be expected that, in addition to new information learned by the Company subsequent to the date of their preparation, one or more of the assumptions in the August Summary Projections will not materialize or will vary significantly from actual results. The likelihood of such variances will increase over time. Accordingly, actual results achieved during the periods covered will vary from the August Summary Projections, and these variations may be material and adverse. In particular, the August Summary Projections assume the consummation of certain restructuring initiatives that were under consideration by the Company as of August 27, 1999. These initiatives included the anticipated rejection of certain skilled nursing facility leases, the anticipated effects of rent relief and the anticipated sale of the assisted living division. If some or all of these initiatives do not occur or are materially delayed, the August
Summary Projections may not be achieved. Furthermore, the August Summary Projections were not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission, the American Institute of Certified Public Accountants or generally accepted accounting principles ("GAAP"). The Company's independent accountants did not prepare or compile the August Summary Projections and, accordingly, do not express an opinion or any form of assurance with respect to the August Summary Projections. Due to the foregoing, investors should not place undue reliance on the August Summary Projections as indicators of the future results of the Company.



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     The Company  generally does not publicly  disclose  financial  projections.
Although the Company is disclosing publicly the August Summary Projections pursuant to an agreement with certain of its senior subordinated bondholders, it has no present intention to disclose publicly any update to the August Summary Projections. Neither the publication of the August Summary Projections nor any statement herein shall, under any circumstances, create an implication that the following August Summary Projections remain accurate or reasonable at any time subsequent to August 27, 1999.


     ($ in millions)                                  Fiscal Year Ended December 31,
     ------------------------------------------------------------------------------------------------------------
                                          1999            2000            2001            2002            2003
                                    -----------------------------------------------------------------------------
     Total Net Revenues(1)               $2,349.2        $2,111.7       $2,175.3        $2,236.1        $2,314.5
     Operating Expenses(2)                2,073.1         1,805.3        1,866.0         1,914.0         1,975.1
     ------------------------------------------------------------------------------------------------------------
     EBITDAR(3)                             276.1           306.4          309.3           322.1           339.4
       MARGIN                               11.8%           14.5%          14.2%           14.4%           14.7%
     Rent Expense(4)                        228.4           187.6          191.8           195.6           202.3
     ------------------------------------------------------------------------------------------------------------
     EBITDA(3)                               47.7           118.8          117.5           126.5           137.1
     Depreciation                            30.7            26.4           29.3            31.8            34.4
     Amortization of                         29.7            29.8           29.8            29.8            29.8
     Goodwill
     ------------------------------------------------------------------------------------------------------------
     OPERATING INCOME(5)                   (12.7)            62.6           58.4            64.9            72.9
       MARGIN                              (0.5%)            3.0%           2.7%            2.9%            3.2%
     ------------------------------------------------------------------------------------------------------------

--------------------------

(1) "Total Net Revenues" are based upon anticipated occupancy levels, census mix, payor rates, and contracts for ancillary services. No adjustments have been made for potential changes (favorable or unfavorable) in the regulatory and reimbursement environment. In the second quarter of 1999, revenues were negatively affected by certain changes in accounting estimates for third party settlements. No such revenue adjustments have been included in these projections. Should such additional adjustments be required, actual results may vary significantly from those shown.

(2) "Operating Expenses" exclude certain non-cash charges and other charges deemed to be of a non-recurring nature which are otherwise required in accordance with GAAP. As a result, actual results, as filed in the Company's periodic reports with the Securities and Exchange Commission, may differ materially from those presented in these projections.

(3) "EBITDAR" is defined as total net revenues less operating expenses, and specifically excludes depreciation, amortization, rent expense, interest, taxes and the write-off of extraordinary items. "EBITDA" is defined as EBITDAR less rent expense. EBITDA and EBITDAR are presented because the Company believes they are useful indicators of its capacity to service and/or incur debt and as measures of its operating performance. EBITDA and EBITDAR are not measures of performance under GAAP and should not be considered in isolation or as a substitute for net income (loss), as defined by GAAP, or cash flows or as a measure of the Company's profitability or liquidity in assessing the Company's overall financial condition. The Company's calculation of EBITDA and EBITDAR may not be comparable to similar calculations used by other companies.

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(4)  "Rent  Expense"  includes the benefits of lease  rejections and rent relief that, as of August 27, 1999, were anticipated by the Company. Since that date, the Company has continued to analyze and review its lease portfolio. Once this process is complete, the Company will seek to terminate certain leases and/or seek rent relief for certain facilities. As such, actual results may vary materially from those shown.

(5) "Operating Income" is defined as EBITDA less depreciation and amortization of goodwill, and excludes interest and the write-off of extraordinary charges. Operating income is not a measure of performance under GAAP and should not be considered in isolation or as a substitute for net income
     (loss), as defined by GAAP, or cash flows or as a measure of the Company's profitability or liquidity in assessing the Company's overall financial condition. The Company's calculation of operating income may not be comparable to similar calculations by other companies.


     Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements were based on the company's expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such factors may include, without limitation, the delays or the inability to complete the Company's plan of reorganization; the availability and terms of capital in light of recent losses, cash flow shortfalls and the Company's chapter 11 bankruptcy filing; adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings; the Company's ability to attract patients given its current financial position; the Company's ability to control its operating costs; the Company's ability to obtain new ancillary service contracts with non-affiliated customers; and the effects of healthcare reform and legislation on the Company's business strategy and operations. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.



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